UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2024

Winnebago Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota			001-06403	42-0802678
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

13200 Pioneer Trail	Eden Prairie	Minnesota		55347
(Address of Principal Executive Offices)				(Zip Code)

Registrant's telephone number, including area code:   (952) 829-8600
______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	WGO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On December 20, 2024, Winnebago Industries, Inc. (the "Company") issued a press release to report financial results for the first quarter of Fiscal 2025 ended November 30, 2024. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Exhibit 99.1 includes non-GAAP financial measures related to our operations. Certain of these non-GAAP measures may be discussed in our earnings conference call for the first quarter of Fiscal 2025. In addition, Exhibit 99.1 includes reconciliations of these GAAP to non-GAAP measures as well as an explanation of why these non-GAAP measures provide useful information to investors and how management uses these non-GAAP measures. These non-GAAP measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations from our results should be carefully evaluated.

The information set forth in this Item 2.02, including Exhibit 99.1, of this Form 8-K shall be deemed "furnished" pursuant to Item 2.02 and not "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the annual meeting of shareholders of the Company held on December 17, 2024, three proposals were voted upon by the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on November 5, 2024. A brief description of the proposals and the final results of the votes for each matter follows.

Item 1 – Election of Directors.
The following nominees were elected as Class I directors of the Company for three-year terms ending in 2027:

Name	Votes For	Votes Withheld	Broker Non-Votes
Christopher J. Braun	21,625,339	1,321,005	2,994,801
David W. Miles	22,794,227	152,117	2,994,801
Jacqueline D. Woods	21,726,058	1,220,286	2,994,801

Item 2 – Advisory Approval of the Compensation of Named Executive Officers.
The compensation of the Company’s named executive officers was approved in a non-binding vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,357,166	544,071	45,107	2,994,801

Item 3 – Ratification of the Selection of Deloitte & Touche LLP as Independent Registered Public Accountant for Fiscal 2025.
The selection of Deloitte & Touche LLP as the Company’s independent registered public accountant for the fiscal year ending August 30, 2025 was ratified:

Votes For	Votes Against	Abstain
25,076,892	853,664	10,589

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Winnebago Industries, Inc. dated December 20, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINNEBAGO INDUSTRIES, INC.

Date:	December 20, 2024	By:	/s/ Stacy L. Bogart
		Name:	Stacy L. Bogart
		Title:	Senior Vice President, Chief Legal Officer, Corporate Secretary, Corporate Responsibility